Exhibit 10.1(c)

RUBICON TECHNOLOGY, INC.

AMENDMENT NO. 3

TO THE

RUBICON TECHNOLOGY, INC. 2001 EQUITY PLAN

This Amendment No. 3 (the “Amendment”) amends the 2001 Equity Plan, as amended by Amendment No. 1, dated as of November 6, 2001 and Amendment No. 2, dated as of May 21, 2002 (the “Plan”) of Rubicon Technology, Inc., a Delaware corporation. Except as expressly modified hereby, all of the terms and provisions of the Plan shall continue in full force and effect.

1.	Amendment to Section 3 of the Plan. The first sentence of Section 3 of the Plan is hereby deleted in its entirety and the following substituted in its stead:

Subject to the provisions of Section 13 of the Plan, the maximum number of Shares which may be optioned or sold under the Plan is Six Million Nine Hundred Forty-Nine Thousand Twenty Two (6,949,022) Shares.

2.	Adoption

This Amendment to the Plan has been adopted by the Board of Directors as of May 28, 2004 and the Stockholders as of May 28, 2004.

RUBICON TECHNOLOGY, INC.

By:	/s/ Christopher J. Moffitt
Christopher J. Moffitt.
Chief Executive Officer and President